    1400 Toastmaster Drive, Elgin, Illinois 60120 (847) 741-3300 www.middleby.com
The Middleby Corporation Reports Third Quarter Results

•Net sales of $943 million
•Diluted earnings per share of $2.11 and adjusted net earnings per share of $2.33
•Operating income of $173 million and 18.4% of net sales
•Adjusted EBITDA of $213 million and organic adjusted EBITDA margin of 22.6%
•Operating cash flows of $157 million
•Net leverage reduced to 2.2x
•Completed the acquisition of Emery Thompson

Elgin, Ill, October 31, 2024 - The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of equipment for the commercial foodservice, food processing, and residential kitchen industries, today reported net earnings for the third quarter of 2024.

"Unfavorable macro-economic conditions continued in the third quarter and grew even more challenging in our commercial foodservice segment. Lower restaurant traffic and higher food costs in recent months have put pressure on the restaurant industry. This has resulted in a greater than expected delay in facility investments and in the permanent closure of locations. As we navigate the current environment and near-term revenue decline, we remain disciplined with strong levels of profitability and cash flow.

We have continued to resiliently execute on our strategic initiatives focused on the launch of industry leading product innovations and differentiated go-to market capabilities, which have us uniquely positioned and are confident will drive long-term profitable growth. The pipeline of opportunities with customers and new product innovations continues to build, while customer engagement remains at an all-time high. We anticipate the challenging current industry macro-conditions will improve in 2025 and will lead into a multi-year recovery favorably supporting growth at all three of our foodservice segments.” said Tim FitzGerald, CEO of The Middleby Corporation.

2024 Third Quarter Financial Results

•Net sales decreased 3.9% in the third quarter over the comparative prior year period. Excluding the impacts of acquisitions and foreign exchange rates, sales decreased 4.1% in the third quarter over the comparative prior year period.

•A reconciliation of organic net sales (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company
Reported Net Sales Growth	(5.3)%	(3.8)%	1.7%	(3.9)%
Acquisitions	—%	0.1%	0.8%	0.2%
Foreign Exchange Rates	(0.1)%	0.6%	0.2%	0.1%
Organic Net Sales Growth (1) (2)	(5.3)%	(4.5)%	0.7%	(4.1)%
(1) Organic net sales growth defined as total sales growth excluding impact of acquisitions and foreign exchange rates
(2) Totals may be impacted by rounding

•Operating income was $173.4 million in the third quarter compared to $174.4 million in the prior year period.

•Adjusted EBITDA (a non-GAAP measure) was $213.0 million in the third quarter compared to $225.1 million in the prior year. A reconciliation of organic adjusted EBITDA (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company
Adjusted EBITDA	27.5%	12.0%	24.3%	22.6%
Acquisitions	—%	—%	(0.4)%	(0.1)%
Foreign Exchange Rates	0.1%	0.1%	0.1%	0.1%
Organic Adjusted EBITDA (1) (2)	27.4%	11.9%	24.6%	22.6%
(1) Organic Adjusted EBITDA defined as Adjusted EBITDA excluding impact of acquisitions and foreign exchange rates.
(2) Totals may be impacted by rounding

•Operating cash flows during the third quarter amounted to $156.7 million in comparison to $219.2 million in the prior year period. The total leverage ratio per our credit agreements was 2.2x. The trailing twelve month bank agreement pro-forma EBITDA was $863.3 million.

•Net debt, defined as debt excluding the unamortized discount associated with the Convertible Notes less cash, at the end of the 2024 fiscal third quarter amounted to $1.8 billion as compared to $2.2 billion at the end of fiscal 2023. Our borrowing availability at the end of the third quarter was approximately $2.8 billion.

Conference Call

The company has scheduled a conference call to discuss the third quarter results at 11 a.m. Eastern/10 a.m. Central Time on October 31. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (844) 481-3012, or (412) 317-1878 for international access, and ask to join the Middleby conference call. The conference call will be available for replay from the company’s website.

Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company's SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice, food processing, and residential kitchens. Supporting the company’s pursuit of the most sophisticated innovation, state-of-the-art Middleby Innovation Kitchens and Residential Showrooms showcase and demonstrate the most advanced Middleby solutions. In 2022 Middleby was named a World’s Best Employer by Forbes and is a proud philanthropic partner to organizations addressing food insecurity.

Contact:    John Joyner, VP of Investor Relations, jjoyner@middleby.com

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended		Nine Months Ended
	3rd Qtr, 2024	3rd Qtr, 2023	3rd Qtr, 2024	3rd Qtr, 2023
Net sales	$942,809	$980,651	$2,861,281	$3,028,029
Cost of sales	587,375	605,329	1,779,847	1,880,736

Gross profit	355,434	375,322	1,081,434	1,147,293

Selling, general and administrative expenses	179,476	196,433	584,108	615,361
Restructuring expenses	2,519	4,448	11,046	11,698
Income from operations	173,439	174,441	486,280	520,234

Interest expense and deferred financing amortization, net	21,399	31,080	72,239	92,071
Net periodic pension benefit (other than service costs & curtailment)	(3,876)	(2,103)	(11,244)	(6,929)
Other expense (income), net	1,239	1,072	995	2,642

Earnings before income taxes	154,677	144,392	424,290	432,450

Provision for income taxes	40,511	35,742	108,161	107,861

Net earnings	$114,166	$108,650	$316,129	$324,589

Net earnings per share:

Basic	$2.12	$2.03	$5.88	$6.06

Diluted	$2.11	$2.01	$5.84	$5.99

Weighted average number of shares

Basic	53,770	53,588	53,730	53,569

Diluted	54,037	54,157	54,168	54,192

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in 000’s)
(Unaudited)

	Sep 28, 2024	Dec 30, 2023
ASSETS

Cash and cash equivalents	$606,004	$247,496
Accounts receivable, net	614,976	644,576
Inventories, net	905,865	935,867
Prepaid expenses and other	134,364	112,690
Prepaid taxes	30,401	25,230
Total current assets	2,291,610	1,965,859

Property, plant and equipment, net	510,555	510,898
Goodwill	2,506,810	2,486,310
Other intangibles, net	1,650,962	1,693,076
Long-term deferred tax assets	6,915	7,945
Pension benefits assets	54,887	38,535
Other assets	179,342	204,069

Total assets	$7,201,081	$6,906,692

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt	$44,058	$44,822
Accounts payable	214,699	227,080
Accrued expenses	555,955	579,192
Total current liabilities	814,712	851,094

Long-term debt	2,361,252	2,380,373
Long-term deferred tax liability	241,107	216,143
Accrued pension benefits	11,665	12,128
Other non-current liabilities	179,404	197,065

Stockholders' equity	3,592,941	3,249,889

Total liabilities and stockholders' equity	$7,201,081	$6,906,692

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company (1)
Three Months Ended September 28, 2024
Net sales	$600,068	$173,218	$169,523	$942,809
Segment Operating Income	$146,088	$13,170	$37,497	$173,439
Operating Income % of net sales	24.3%	7.6%	22.1%	18.4%

Depreciation	7,115	3,906	2,504	13,975
Amortization	11,479	1,814	1,736	15,029
Restructuring expenses	1,247	1,115	157	2,519
Acquisition related adjustments	(957)	219	(717)	(1,455)
Facility consolidation related expenses	—	510	—	510
Charitable support to Ukraine	—	—	—	286
Stock compensation	—	—	—	8,669
Segment adjusted EBITDA (2)	$164,972	$20,734	$41,177	$212,972
Adjusted EBITDA % of net sales	27.5%	12.0%	24.3%	22.6%

Three Months Ended September 30, 2023
Net sales	$634,009	$179,975	$166,667	$980,651
Segment Operating Income	$158,582	$10,915	$37,472	$174,441
Operating Income % of net sales	25.0%	6.1%	22.5%	17.8%

Depreciation	6,957	3,304	1,924	12,588
Amortization	13,959	2,280	2,677	18,916
Restructuring expenses	636	2,873	939	4,448
Acquisition related adjustments	599	337	469	1,405
Charitable support to Ukraine	—	—	—	118
Stock compensation	—	—	—	13,175
Segment adjusted EBITDA	$180,733	$19,709	$43,481	$225,091
Adjusted EBITDA % of net sales	28.5%	11.0%	26.1%	23.0%

 (1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $13.9 million and $18.8 million for the three months ended September 28, 2024 and September 30, 2023, respectively.
  (2)  Foreign exchange rates favorably impacted Segment Adjusted EBITDA by approximately $0.7 million for the three months ended September 28, 2024.

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company (1)
Nine Months Ended September 28, 2024
Net sales	$1,809,790	$539,881	$511,610	$2,861,281
Segment Operating Income	$429,459	$27,840	$110,333	$486,280
Operating Income % of net sales	23.7%	5.2%	21.6%	17.0%

Depreciation	21,043	11,680	6,811	40,829
Amortization	37,801	5,415	5,451	48,667
Restructuring expenses	4,850	3,990	2,206	11,046
Acquisition related adjustments	(271)	(2)	(2,523)	(2,796)
Facility consolidation related expenses		518	—	518
Charitable support to Ukraine	—	—	—	462
Stock compensation	—	—	—	30,139
Segment adjusted EBITDA (2)	$492,882	$49,441	$122,278	$615,145
Adjusted EBITDA % of net sales	27.2%	9.2%	23.9%	21.5%

Nine Months Ended September 30, 2023
Net sales	$1,893,607	$605,504	$528,918	$3,028,029
Segment Operating Income	$452,113	$51,197	$111,483	$520,234
Operating Income % of net sales	23.9%	8.5%	21.1%	17.2%

Depreciation	20,134	10,070	5,910	37,088
Amortization	42,905	6,768	6,946	56,619
Restructuring expenses	2,658	8,184	856	11,698
Acquisition related adjustments	2,332	44	1,275	3,651
Charitable support to Ukraine	—	—	—	607
Stock compensation	—	—	—	35,305
Segment adjusted EBITDA	$520,142	$76,263	$126,470	$665,202
Adjusted EBITDA % of net sales	27.5%	12.6%	23.9%	22.0%

 (1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $49.5 million and $57.7 million for the nine months ended September 28, 2024 and September 30, 2023, respectively.
(2)  Foreign exchange rates favorably impacted Segment Adjusted EBITDA by $0.6 million for the nine months ended September 28, 2024.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Three Months Ended
	3rd Qtr, 2024		3rd Qtr, 2023
	$	Diluted per share	$	Diluted per share
Net earnings	$114,166	$2.11	$108,650	$2.01
Amortization (1)	16,805	0.31	20,693	0.38
Restructuring expenses	2,519	0.05	4,448	0.08
Acquisition related adjustments	(1,455)	(0.03)	1,405	0.03
Facility consolidation related expenses	510	0.01	—	—
Net periodic pension benefit (other than service costs & curtailment)	(3,876)	(0.07)	(2,103)	(0.04)
Charitable support to Ukraine	286	0.01	118	—
Income tax effect of pre-tax adjustments	(3,875)	(0.07)	(6,091)	(0.11)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.01	—	0.02
Adjusted net earnings	$125,080	$2.33	$127,120	$2.37

Diluted weighted average number of shares	54,037		54,157
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(243)		(550)
Adjusted diluted weighted average number of shares	53,794		53,607

	Nine Months Ended
	3rd Qtr, 2024		3rd Qtr, 2023
	$	Diluted per share	$	Diluted per share
Net earnings	$316,129	$5.84	$324,589	$5.99
Amortization (1)	54,008	1.00	61,970	1.14
Restructuring expenses	11,046	0.20	11,698	0.22
Acquisition related adjustments	(2,796)	(0.05)	3,651	0.07
Facility consolidation related expenses	518	0.01	—	—
Net periodic pension benefit (other than service costs & curtailment)	(11,244)	(0.21)	(6,929)	(0.13)
Charitable support to Ukraine	462	0.01	607	0.01
Income tax effect of pre-tax adjustments	(13,258)	(0.24)	(17,678)	(0.33)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.04	—	0.08
Adjusted net earnings	$354,865	$6.60	$377,908	$7.05

Diluted weighted average number of shares	54,168		54,192
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(427)		(614)
Adjusted diluted weighted average number of shares	53,741		53,578

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

	Three Months Ended		Nine Months Ended
	3rd Qtr, 2024	3rd Qtr, 2023	3rd Qtr, 2024	3rd Qtr, 2023
Net Cash Flows Provided By (Used In):
Operating activities	$156,665	$219,153	$447,082	$373,103
Investing activities	(13,682)	(53,958)	(43,999)	(139,224)
Financing activities	(3,114)	(150,533)	(45,789)	(225,768)

Free Cash Flow
Cash flow from operating activities	$156,665	$219,153	$447,082	$373,103
Less: Capital expenditures	(11,489)	(21,330)	(36,169)	(69,645)
Free cash flow	$145,176	$197,823	$410,913	$303,458

USE OF NON-GAAP FINANCIAL MEASURES
The company supplements its consolidated financial statements presented on a GAAP basis with this non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies.

The company believes that organic net sales growth, non-GAAP adjusted segment EBITDA, adjusted net earnings and adjusted diluted per share measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The company also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in its opinion, do not reflect its core operating performance including, for example, intangibles amortization expense, impairment charges, restructuring expenses, and other charges which management considers to be outside core operating results.

The company believes that free cash flow is an important measure of operating performance because it provides management and investors a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, repaying debt and repurchasing our common stock.

The company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Middleby uses internally for purposes of assessing its core operating performance.